Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of LSB Industries, Inc. ("LSB"), on Form 10-K for the year ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"). I, Tony M. Shelby, Senior Vice President and Chief Financial Officer of LSB, certify pursuant to 18 U.S.C. 1350, to 906 of the Sarbanes-Oxley Act of 2002, that:
    the Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                                        __________________________
                                                                        Tony M. Shelby
                                                                        Senior Vice President
                                                                        (Principal Financial Officer)

March __, 2003

This certification is made solely for purpose of 18 U.S.C. 1350 subject to the knowledge standard contained therein and not for any other purpose.